CLEANSPARK

More than Power

Ticker: CLSK

Investor Presentation

January 2017



Safe Harbor Statement

Statements in this presentation relating to plans, strategies, testing and operational performance, projections of results of specific activities and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in the Company's filings with the United States Securities and Exchange Commission (the "SEC"). For a more detailed description of the risk factors and uncertainties affecting the Company, please refer to the Company's recent SEC filings, which are available at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Highlights

Developed a proprietary microgrid energy operating platform capable of managing complex power systems from the 4 kW to 10 MW range in real-time

Microgrids 101



Wind Turbines
Advanced Energy Storage
Diesel Generators
CLEANSPARK
Utility
Energy Consumption
Solar Photovoltaics

- CleanSpark is at the forefront of the ***U.S. microgrid market which is projected to grow 300%*** from $225M in 2016 to $1B in 2020
- ***Growing and urgent worldwide need*** for secure and localized energy production to replace aging and vulnerable centralized grid
- ***Prime market for residential microgrid solutions*** driven by precipitous drop in cost of energy storage over the last 5 years
- **Competitive advantage:** New, proprietary "DNA" monitoring system that enables "real-time" management across multiple microgrids
- ***Technologies are proven*** with multiple turnkey microgrid installations which are in operation today
- ***Expect to grow revenue*** from $15M in 2017 to >$100M over the next five years

Competitive Landscape

	Dynamic Network Analysis		Energy Operating Platform Differentiators				Delivery
Company	Performance and Financial Modeling* (Performance Certainty)	Monitoring Intelligence Identifying New Opportunities (ESS Upsell)	Low-Cost Solution (Vendor Agnostic Procurement)	Automated Scheduling of Demand Management (Business Cases)	Rate Intelligence Enabling Energy Sales (Multi-Tenant)	Wholesale Market Interaction Systems (Future Market)	Turn-Key Performance Wrapped Solutions Incorporating (Vendor Agnostic)
CLEANSPARK	Green	Green	Green	Green	Green	Green	Green
Geli	Yellow	Red	Yellow	Green	Red	Yellow	Red
green energy corp	Yellow	Red	Yellow	Green	Red	Yellow	Red
GE	Red	Red	Red	Green	Red	Yellow	Yellow
ABB	Red	Red	Red	Green	Red	Yellow	Yellow
SIEMENS	Red	Red	Red	Green	Red	Yellow	Yellow
Schneider Electric	Red	Red	Red	Green	Red	Yellow	Yellow
Spirae	Red	Red	Red	Green	Red	Yellow	Yellow

- Yellow: Less capable modeling (Performance and Financial Modeling)
- Yellow: No competing equipment (Low-Cost Solution)
- Yellow: Pending in practice (Wholesale Market Interaction Systems)
- Yellow: Not agnostic, ∴ higher cost (Turn-Key Performance Wrapped Solutions)

** Internally developed modeling platform offering financial modeling and optimization based on various vendors' validated system performance and pricing details*

Market Overview: Microgrids – Poised for Growth



Total Global Microgrid Revenue ($ in billions)
CAGR: 27%
$50
$40
$30
$20
$10
$0
$9.8
$12.2
$15.9
$19.8
$25.8
$32.3
$40.7
2014
2015
2016
2017
2018
2019
2020

Source: Navigant Consulting

Global Microgrid Market:

Est. $9.8B in 2014 and projected to exceed $40.7B by 2020

Microgrid Enabling Technologies (MET):

Worldwide investment in Microgrid Enabling Technologies is estimated at $155B from 2014 through 2023

Market Trends Driving Tremendous Opportunity

CLEANSPARK

Opportunity

- Traditional **microgrids were expensive** and used for **backup power**
- **Complex, custom integrations at a high cost**
- Single vendor solutions have limited competition and resulted in **higher cost**
- Primary source of past microgrid generation has been diesel fuel which is **non-renewable** and subject to **price volatility**

Market Trends

- Growing **state and federal government renewable mandates** will drive market
- Rapid growth and **declining costs** of renewable generation and storage technology
- Hard **social shift** toward renewable technologies
- R&D over past decade has resulted in **proven** hardware and devices

- **Cost leader in the market.**
- **Early mover advantage;** adoption will scale exponentially
- Delivers a **turn-key, bankable solution** that is lower cost and able to enhance investor returns
- **Increasing plug-and-play functionality:** the most rapidly deployable, **technology agnostic**, integrated microgrid software and control platform on the market
- Leading the **path towards the future sustainable smart grid** with strong partner ecosystem

Today's Grid: The Central Model Problem

- Central **aging distribution**, largely reliant on **fossil fuel** combustion
- Increasing **outages** and interruptions due to **complexity** and increased number of **threats**
- **Ingrained interests disallow innovation** in a time of rapid technological transformation
- Baseload energy source reliant on local utilities; renewable sources (solar, wind) not baseload



Limited capacity for distributed solar and wind
On-site back up power required by each customer

Energy inefficiency

Significant energy loss before leaving power plant → System losses of an additional 5% to 20% → **Only 10% to 25% of energy is delivered to customers**

Our Solution: Flex Power System (FPS)

Integrated microgrid software and control platform for plug-n-play microgrids



Optimizes energy consumption through efficiency and user interaction
Cost Savings
Grid Connected
Provides true energy and cyber security
Storage
flex POWER SYSTEM
Security
Integrates and autonomously controls advanced energy storage
Islandable
Enables 100% renewable microgrid solutions
Renewables

Most advanced tool for behind-the-meter microgrid and DERs market

The Future Grid: An Intelligent Distributed Energy Resource Network

Residential and Multi-Family Customers

Commercial and Industrial Customers (C&I)

Government and Campus Customers

Utility Dispatch and Wholesale Market

Value Creating Products And Services

- Optimization and Engineering Services Ensure The System Will Realize Maximum Value
- Solar+ Monitoring Uses Active Dynamic Network Analysis (DNA) to Find Additional Value Investments in Storage and Solar Expansion for Deployed Systems
- The mPulse Energy Operating Platform Operates the System Autonomously for Maximum Savings or Energy Security Priorities



Reduced reliance on fossil fuels
Solar+ Monitoring
Increased renewable energy penetration
flex POWER SYSTEM
Advanced energy storage and grid control technologies installed at the utility substation level “in front of the meter” (Utility Scale Solution)
mPulse Energy Operating Platform

DNA driven optimum and effective design → mPulse operational intelligence realizes maximum value → Turn-key services make it easy → System performance guarantee eliminates risk

How We Make Money - Services

Evolving to deliver our energy enterprise software solutions (SaaS)

Segment	**DNA Driven Optimization and Engineering Services**	**Solar+ Intelligent Monitoring**		**Distributed Energy Resource mPulse Energy Operating Platform**	
Services	• Dynamic Network Analysis (DNA) system optimization • Licensed professional engineering design • Technology agnostic specifications	Dynamic Network Analysis (DNA) engine running actively on all sites offering high-quality lead generation when business cases for system expansion or energy storage arise		mPulse Energy Operating Platform sales	

Strategy	Enable developers and partners to secure projects which will in turn deploy additional CleanSpark products and services	Deploy the system at low cost to encourage usage, the big data of which will derive additional opportunities for CleanSpark and partners		• B2B sales model utilizing:
				  • Developers, IPPs, ESCOs
				  • Equipment vendors
				• Path to transactive, distributed model	

Gross Profits	Project margins 10%-30%	Variable revenue pay-per lead		Software revenue 4% - 7% of overall project cost	
Recurring Revenue	Repeat business, downstream business	Subscriptions	High-quality lead generation and conversion	Software licenses & subscriptions	Service fees

How We Make Money – Turn Key Residential Solutions

Segment	**DNA Driven Optimization and Engineering Services**	**Solar+ Intelligent Monitoring**	**Solar System Installation**
Services	• Dynamic Network Analysis (DNA) system optimization • Licensed professional engineering design • Technology agnostic specifications	Dynamic Network Analysis (DNA) engine running actively on all sites offering high-quality lead generation when business cases for system expansion or energy storage arise	• Permitting • Procurement • Installation • Warranty • Solar+ Intelligent Monitoring
Strategy	By offering an end-to-end Solar+ solution for a targeted number of residential customers, we are able to prove the model for Solar+ and effectively increase our solar partnerships through validation of system performance.		
Gross Profits	Project margins 15%		
Recurring Revenue	Repeat business, downstream business Monitoring subscriptions High quality lead generation and conversion for system expansion and energy storage integration		

How We Make Money – Turn Key Microgrid Contracts

Segment	Engineering Services	Distributed Energy Resource mPulse Energy Operating Platform	Turn-Key DERMS & Microgrid Integrator Including Construction Management
Services	• Dynamic Network Analysis (DNA) system optimization • Licensed professional engineering design • Technology agnostic specifications	mPulse Energy Operating Platform sales	Design, integration and installation in partnership with Webcor builders
Strategy	• Heavy focus on anchor portfolio customers including MULTI-FAMILY Residential, Commercial & Industrial and Government, including Military and Campuses • Leverage Webcor relationship for broader geographical and financial reach to offer risk averse customers turn-key solutions • Reduce CleanSpark's construction participation to minimum resource requirements and limited associated overhead • Obtain profit splits based on overall revenue through our agreement with Webcor		
Gross Profits	Project margins 10%-20% of overall contract, not affected by actual subcontract to CleanSpark		
Recurring Revenue	Repeat business, downstream business mPulse Energy Operating Platform licensing and subscriptions		

Our Value Proposition: A Complete Energy Solution

Producing *sustainable*, clean energy solutions at a *cost less than centralized power* that enables secure *energy independence* at long-term, *predictable* rates



Typical flex Power System Payback and Savings Model
Utility Expense
flex Power System
System Payback
Typical Project Payback Period
Lifetime System Savings
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
CUMULATIVE COST
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
YEARS

Based on +/- 50 proposals and optimized designs using CleanSpark's Dynamic Network Analysis (DNA) optimization engine for projects in the southwestern United States. One commercial project is deployed and several are in late stage development.

Sustainable

Energy Savings

Energy Independence

Reliable

Proprietary, Patented Technology

CleanSpark's Stratean Gasifier technology and processes are capable of producing large volumes of clean, renewable energy from a carbon compound



Inputs
Outputs
Stratified Downdraft Gasifier
MSW
Coal
Sewage
Sludge
Synthesis
Gas

RESULT:

- Green power with air emissions that are environmentally safe
- For each ton of MSW and / or coal, ~1 Megawatt Hour (MWH) of electricity or 100 gallons of useable fuel is produced
- **Solves** the problem of fluctuating base load power for waste generating microgrids
- Key microgird markets which would benefit from reliable gasification
  - Islands struggling with waste disposal and high utility costs. (Hawaii, Samoa, Virgin islands)
  - Remote or forward operating bases of the US military

Stratean's technology avoids the root cause of failure or prior technologies by eliminating the need for costly & difficult hot gas clean up

Products & Production Processes



Feed Material
Industrial Waste
Commercial Waste
Waste Biomass
Household Waste
Medical Waste
Tires
Coal
Etc.
Patented, parallel path refractory
Efficient operation,
no further gas cleanup required
Syngas
Dimethyl Ether
Diesel Fuel
Jet Fuel
Electricity
Slag
Glassy Sand
Road Base
Construction Aggregate
Track Sand

- Capable of producing large volumes of ***clean, renewable, non-global warming energy*** from any carbon compound into synthetic gas
- Product design ***requires significantly lower upfront customer investment***
- ***Enables clean gas production*** to eliminate the need for costly hot gas clean-up
- ***Modular design*** reduces downtime during maintenance

Strategy: Multiple, Diverse Paths to Market

Large customers who place a premium value on energy security

Government, Military and Campus

Focus on portfolio partners, multi-tenant properties and REITs

Commercial and Industrial Customers (C&I)

Untapped market, Solar+ and platform development strategy

Small and Medium Business

Large scale deployment for wide range adoption, allows for transactive energy sales

Utility Dispatch and Wholesale

Lowest barrier to entry, provides platform for development strategy

Residential and Multi-Family

Path to Market: Government, Military and Campus

Existing Relationships, Strong Demand Expected To Yield Near-Term Revenue

Total Addressable Market



$4.5B Target Market

Primary targets include USMC, Navy, hospitals and universities

Timeline



Q1-Q3 2017- Complete ongoing projects with USMC
2017- Expand partnerships with DOE QESC's
Q1 2018- Expand development with USMC & Navy
Q2 2018- Target University campus master plan projects

Next Steps

- Continue building strategic partnerships with DOE qualified energy service companies
- Prove performance on current contracts
- Target client for Gasifier deployment

Customer Focus

Energy resiliency

Energy security

Long-term cost savings

Path to Market: Small and Medium Businesses

Initial Focus on Southern California

Total Addressable Market



$500M California target market

Primary targets include owner occupied businesses

Projected Average Customer Economics

ROI	Payback
12-16%	4-7 years

Next Steps

Expand presence in Southern California market

- Increase sales team (Q2 2017)
- Establish customer financing partners
- Launch direct sales strategy in San Diego market
- Scale of targeted projects
  - 50kW – 500kW
  - Revenue range: $150K – $1.25M per project
- Targets
  - 2017: ~4M installations
  - 2018: ~15M installations
  - 2019: ~35M installations

Path to Market: Commercial and Industrial

Portfolio Partner Strategy

Total Addressable Market



$4.2B National target market

Primary targets include REITs, multi-tenant properties and shopping centers

Timeline

Q1 2017 Customer engagement with REITs

Q3 2017-Initial REIT projects

2018-Roll out master planned solution for multiple large REITs

Next Steps

- Seek microgrid design and engineering contracts to prove business cases
- Focus on portfolio partners, such as REITS, to lower cost of customer acquisition at closing

Projected Average Customer Economics

ROI	Payback
14-18%	4-9 years

Multiple Revenue Streams

Evolving to deliver our energy enterprise software solutions (SaaS)

Segment	Turn-Key Microgrid Integrator & Construction Management Services	Hardware Integration & Sales	Enterprise Software Solution
Services	Design, Installation, Integration	Energy Monitoring and Controls Stratean Gasification system	MaaS, EaaS, Microgrid Optimization
Strategy	• Creating commercial market • Deploying products & training partners • Focus on anchor customers	• Develop advanced solutions driving innovation • Enables broader market adoption • Island Market for gasification	• Sell directly to EPCs, Developers, commercial customers • Creating path to transactive, distributed model
Gross Profits	Project margins 10%-30%	COTS hardware margins 20%-40%	Software margins 90%
Recurring Revenue	O&M Fees; Software Licenses	O&M Fees; Software Licenses & Subscriptions	Software Licenses & Subscriptions; Service Fees

Government, Military and Campuses

Commercial and Industrial

Utilities and Wholesale Markets

Small and Medium Businesses

Five Year Projections


Revenue and Expenses
(on assumed units sold)
($ in millions)
$15.2
$15.6
$65.4
$56.9
$101.2
$86.2
$133.0
$110.3
$160.2
$132.5
2017
2018
2019
2020
2021
Revenue
Expense

Assumptions

- Domestic application only
- 57 government or commercial 'turnkey' microgrid solutions developed
- 64 microgrid design and engineering contracts over 5 years
- 527 CleanSpark commercial microgrid software applications sold over 5 years
- 192 residential Solar+ contracts over 5 years
- 170 gasifiers sold over 5 years, first sale estimated Q3 2017
- 85 O&M contracts over 5 years
- $3.5M in investments secured in 2017
- Tipping fee of $3.75 per ton of feedstock process

Balance Sheet

as of September 30, 2016


Total Assets
$33,019,542
Total Liabilities
$357,421
Total Shareholders' Equity
$32,662,121

$ in thousands	9/30/16	9/30/15
Cash	436,529	88,533
Total Assets	33,019,542	817,399
Total Loan Debt	2,261	-
Total Liabilities	355,160	55,440
Total Shareholders' Equity	32,662,121	761,959

Experienced Management Team



S. Matthew Schultz, Chief Executive Officer, has been involved in many capacities with several publicly traded companies. Most recently, he served as the President and CEO of Amerigo Energy, Inc., creating multiple syndicated offerings of developmental oil production programs, as well as overseeing the operations from permitting through production. Since 1999, he has assisted numerous development and early stage companies to secure financing and experience significant growth. As the President of Wexford Capital Ventures, Inc., he was instrumental in funding companies both domestically and abroad. While serving as the Chairman of Pali Financial Group, Inc., he assisted in market development of dozens of public corporations. He was a founding member and the Vice President of the Utah Consumer Lending Association. A native of Lander, WY, he studied management and finance at Weber State University.



Zachary K. Bradford, President, Chief Financial Officer, is a licensed Certified Public Accountant in Nevada and a member of the American Institute of Certified Public Accountants. He has served as the managing partner of a public accounting and consulting firm in Henderson, Nevada since June 2013 and has served as a consultant and outsourced CFO for several companies in both the public and private sectors. Mr. Bradford holds a B.S. in Accounting and a Masters of Accountancy from Southern Utah University. From March of 2015 to June 2016, Mr. Bradford served as a member of the board of directors and Chief Financial Officer of Epic Stores Corp.



Bryan Huber, Chief Operating Officer, has over 13 years of experience in the design-build construction and energy industries. He has extensive experience and specialization with sustainable energy design and implementation, sustainable building design and construction, energy efficiency program design and development, renewable energy design and integration, project management, quality assurance, and project commissioning. In addition, Bryan brings with him a core competency within renewable energy Independent Power Producer deal structuring, design, forecasting, financial modeling, incentive monetization, project financing, and deployment. As a Co-Founder of CleanSpark, Bryan continues to be integrally involved in technology development management, refinement, implementation, and operation of CleanSpark's Energy Operating Platform. Mr. Huber holds a B.S. in Construction Engineering & Management from Purdue University's School of Civil Engineering, has completed Master's coursework in Architecture focusing on integration of Distributed Energy Resource Systems into the built environment, and is a LEED Accredited Professional through the United States Green Building Council.

Board of Directors



Bruce L. Lybbert, Director, a seasoned veteran of the brokerage industry and Wall Street has served on the Board of Directors in several Companies in the public and Private sectors. Mr. Lybbert co-founded Tel America, Inc. in 1982, growing it into a successful communications giant, which became the largest regional long distance carrier in the western United States. Mr. Lybbert holds a B.A. in finance and marketing from Weber State University and pursued post-graduate studies in finance at New York University.



Larry McNeill, Director, is an experienced executive with a diverse business background that includes a range of broad business skills gained from his many roles in Real Estate, Finance, Research, Legal, Management, and Business Strategies. Previous roles include Director of Safeway Grocery Stores, Inc's Consumer, Sales, and Store Location research departments where he was responsible for the expansion of Safeway in Europe, Australia and Canada; Director of Market Research for A&P where he was responsible for the Company's expansion into Saudi Arabia and Executive Officer of Smiths Food and Drug Centers for 17 years. Most recently he served as the SVP of Corporate Development overseeing the Research, Real Estate, and Legal Departments. Mr. McNeill retired from Smith's after the Fred Meyer merger was completed. He has since served as the CFO of Theater Candy Corp. and Videolocity, Inc. Mr. McNeill holds an MBA from Armstrong University, a BA in Business Administration, Economics, and Russian language from Minnesota State University, and has completed the course work towards his PhD in Business Management.

Investor Highlights

Developed a proprietary microgrid energy operating platform capable of managing complex power systems from the 4 kW to 10 MW range in real-time

Microgrids 101


Advanced Energy Storage
Diesel Generators
Utility
Wind Turbines
CLEANSPARK
Energy Consumption
Solar Photovoltaics

- CleanSpark is at the forefront of the ***U.S. microgrid market which is projected to grow 300%*** from $225M in 2016 to $1B in 2020
- ***Growing and urgent worldwide need*** for secure and localized energy production to replace aging and vulnerable centralized grid
- ***Prime market for residential microgrid solutions*** driven by precipitous drop in cost of energy storage over the last 5 years
- **Competitive advantage:** New, proprietary "DNA" monitoring system that enables "real-time" management across multiple microgrids
- ***Technologies are proven*** with multiple turnkey microgrid installations which are in operation today
- ***Expect to grow revenue*** from $15M in 2017 to >$100M over the next five years

Contact Details

Company Contact

Matt Schultz, CEO and President

CleanSpark, Inc., Bountiful, UT

Tel 801.244.4405 | matt@cleanspark.com

www.cleanspark.com

Investor Relations

Brett Maas, Managing Partner

Hayden IR

Tel 646.536.7331 | brett@haydenir.com

www.haydenir.com

CLEANSPARK

More than Power

Ticker: CLSK

Appendix



Background

CleanSpark was born from a simple, yet challenging mission set forth by the United States Navy and Marine Corps:



September 2011, US Marine Corps Base Camp Pendleton and San Diego County go dark and suffer an historic blackout.

- 100% sustainably renewable
- 100% capacity factor
- 100% reliability
- 20+ year system life
- Privately financed
- $ less than central power

Building Out the Network

Creating the pathway to the most efficient and capable power system architecture

LOCAL CONTROL

CORTEX:
Provides local situational awareness and command and control of a nested group of fractal microgrids, called the **FractalHive**



Microgrid Operating Centers (MOCs)



Data Aggregation Center



REGIONAL CONTROL

NEOCORTEX:
Provides regional situational awareness and command and control of a nested group of FractalHives, called the **Fractal Grid.**



Enabling End-to-End Autonomous Power

Integrating two technologies to position CleanSpark at the forefront of the U.S. microgrid market

Clean, Renewable Energy Creation



Efficient Energy Management


Microgrid Technology
ADVANCED STORAGE MEETS WORLD-CLASS SOFTWARE.

Enabling True Energy Independence

The Strategic Ecosystem

Initial focus on anchor customers and established partners that own or have access to large portfolios for potential future projects

- Rapid Scalability via established anchor customers (AIMCO, DoD, and Sungevity)
- Creates a fully wrapped microgrid solution
- Access to multi-billion dollar project pipelines
- Enhance developer investment returns.
- Financing solutions to acquire customers

Portfolio Owners

$6B U.S. C&I portfolio.

DoD microgrid value to surpass $377M by 2018

EPC Services

WEBCORBUILDERS CLEANSPARK

2014 CA commercial contractor of the year

CLEANSPARK

Solar Developers

SUNGEVITY

Largest private U.S. solar developer w/ 45 MW + C&I pipeline in 2016

Development & Finance

LANCE

Private lender with innovative microgrid financing solutions.

Microgrids 101



Advanced Energy Storage
Diesel Generators
Utility
Wind Turbines
CLEANSPARK
Energy Consumption
Solar Photovoltaics

Microgrids *are a localized power system comprised of distributed generation assets, energy storage devices, and smart distribution technologies that can operate as a single, autonomous grid either in parallel to or "islanded" from the existing utility power grid.*

Products & Services

Creating long term, recurring revenue via O&M, software licensing and subscriptions

Products
- mPulse software
- Microgrid/DER opt. software
- Microgrid controller/monitor
- Microgrid enabling/control technologies
- Stratean Gasifier

Services
- Design & Engineering
- Installation
- Integration
- Operation, Maintenance & Enhancement (O&M)



FRACTALGRID
FRACTALHIVE
Fractal Microgrid



CLEANSPARK
flex POWER SYSTEM
RECEPTOR (Monitor)
Contains
mPULSE
NEURON
Sends Data To
MOC
CORTEX
Other (inferior) Monitoring Systems
Sends Data To
SYNAPSE
Extends
Aggregates
Aggregates
FRACTAL NODE (Controller)
AXON (Synapse Extender)
NEOCORTEX (Not available for sale)

CleanSpark's Solution: flex POWER SYSTEM™

Software & Controls platform enables DERs and 100% renewable microgrids in an affordable way

- *Optimizes energy consumption through efficiency and user interaction*
- *Provides true energy and cyber security*
- *Integrates and autonomously controls advanced energy storage*
- ***Enables a network of microgrids***


SYNAPSE
DATA NETWORK
ELECTRICAL NETWORK

"CleanSpark's approach to connecting devices that fPS needs to control in the microgrid is one of the most practical, bold, and innovative methods to device integration witnessed in the industry." – Southern California Edison

"The system architecture is elegant, flexible, scalable and best possible system architecture to control a multi-vendor microgrid." – Southern California Edison

"The result was possibly the most advanced microgrid/smart building project in the world." - RealComm

"Your individual technologies are far ahead of the known market, and together have the potential to change the face of the current microgrid and energy industry." – United States Marine Corps

CleanSpark   matt@cleanspark.com

Recognition

"Congratulations to you and the corps on this success. Commissioner Scott and I very much appreciate your team's efforts and are interested to explore what needs to be done to support further. We are ready to help facilitate more microgrid projects in the market."

-DAVID HOCHSCHILD
Commissioner, California Energy Commission

"We appreciate the hard work of CleanSpark … to develop and demonstrate a microgrid system that will be greatly beneficial to the United States Marine Corp and Department of Defense. Your individual technologies are far ahead of the known market, and together have the potential to change the face of the current microgrid and energy industry.

- W.I. "Bill" Whitmire
CAPT, CEC, US Navy
Assistant Chief of Staff, Facilities (G-F)
Marine Corps Installations West